EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 06.02.05

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
JACKUPS (45)
1	GSF Britannia	200’	Bret Engineering	UK North Sea		Contracted	late Mar 05	late Mar 07		First year in mid $50s; second year in low $60s
2	GSF Compact Driller	300’	MLT 116-C	Thailand		Contracted	early Sep 02	late Oct 07		Dayrate adjusted every 3-months based on market dayrate; dayrate for Apr 05 thru Jun 05 estimated in mid $60s
3	GSF Constellation I	400’	F&G JU 2000	Trinidad		Contracted	early Aug 04	late Aug 07	high $70s
4	GSF Constellation II	400’	F&G JU 2000	Argentina		Contracted	mid Oct 04	late Sep 05	mid $70s
5	GSF Galaxy I	400’	F&G L-780 Mod VI	UK North Sea	Yes	Contracted	late Mar 05	late Jun 05	low $80s	Followed by 5-month commitment in low $100s; followed by 9 1/2-month contract in low $100s
6	GSF Galaxy II	400’	KFELS Mod VI	East Canada		Contracted	late Feb 05	late Jun 05	mid $110s	Followed by 1-month option at $140; followed by 5-month commitment in mid $110s
7	GSF Galaxy III	400’	KFELS Mod VI	UK North Sea	Yes	Committed	late May 05	late Jul 05	low $120s	Followed by 1-month repairs at zero dayrate; followed by 20-month contract in mid $90s commencing mid Aug 2005
8	GSF Galveston Key	300’	MLT 116-C	Vietnam		Contracted	early May 02	late Oct 05		Dayrate adjusted every three months based on market dayrate; dayrate for Apr 05 thru Jun 05 estimated in high $60s
9	GSF Adriatic I	300’	MLT 116-C	Angola	Yes	Contracted	mid Jan 05	late Feb 06	mid $60s	2-week repair period early Nov 05
10	GSF Adriatic II	350’	MLT 116-C	Angola		Contracted	late Nov 04	late May 07	mid $50s
11	GSF Adriatic III	350’	MLT 116-C	Gulf of Mexico	Yes	Contracted	late May 05	late Jun 05	low $70s	Followed by 1-month contract in low $70s; followed by 1-month contract in mid $70s
12	GSF Adriatic V	300’	MLT 116-C	Angola		Contracted	late Sep 04	early Mar 07	mid $50s
13	GSF Adriatic VI	300’	MLT 116-C	Cameroon	Yes	Contracted	early Jun 05	late Jul 05	low $80s	Followed by 1 1/2-month commitment in mid $90s; followed by 1-month commitment in high $70s; followed by 3-month commitment at $105
14	GSF Adriatic VII	350’	MLT 116-C	Gulf of Mexico		Contracted	late Apr 05	late Jul 05	low $70s	early Mar 05-late Apr 05 MOB to GOM and repairs were at zero dayrate
15	GSF Adriatic VIII	328’	MLT 116-C	Nigeria		Contracted	late Mar 04	late Mar 06	mid $50s
16	GSF Adriatic IX	350’	MLT 116-C	Gabon	Yes	Contracted	early Jan 05	mid Jul 05	low $50s	Followed by 1-month contract in low $80s; followed by 2-month contract in low $50s; followed by 2-month contract in low $90s; followed by 1-month commitment in mid $110s
17	GSF Adriatic X	350’	MLT 116-C	Egypt	Yes	Contracted	early Nov 04	early Nov 06	low $60s
18	GSF Adriatic XI	300’	MLT 116-C	Vietnam		Contracted	late Feb 05	late Mar 06	low $80s
19	GSF Baltic	375’	MLT SUPER300	Nigeria		Contracted	early Jul 04	early Oct 05	mid $60s
20	GSF High Island I	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early May 05	mid Jun 05	mid $50s	Followed by 1-month contract in high $60s
21	GSF High Island II	270’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jan 05	late Dec 05		Dayrate adjusted monthly based on market dayrate; dayrate for Jun 05 estimated in mid $50s
22	GSF High Island III	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jul 04	late Jun 05		Dayrate adjusted monthly based on market dayrate; dayrate for Jun 05 estimated in mid $50s
23	GSF High Island IV	270’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late May 05	early Jul 05	high $50s	Followed by 1 1/2-month contract in low $60s; followed by 2-month contract in low $60s
24	GSF High Island V	270’	MLT 82-SD-C	Gabon	Yes	Contracted	early Jan 05	late Aug 05	high $40s	Followed by 3-month contract in mid $50s
25	GSF High Island VII	250’	MLT 82-SD-C	Cameroon		Contracted	early Mar 05	late Aug 05	high $40s	Followed by 2-month contract in low $60s
26	GSF High Island VIII	250’	MLT 82-SD-C	Gulf of Mexico		Contracted	early May 05	late Jul 05	high $50s
27	GSF High Island IX	250’	MLT 82-SD-C	Qatar		Contracted	early May 05	early Dec 05	mid $40s
28	GSF Labrador	300’	CFEMT-2005-C	UK North Sea	Yes	Contracted	mid May 05	mid Oct 05	mid $70s	Followed by 1-month available; followed by 2-month commitment in low $80s; followed by 8-month commitment in low $90s
29	GSF Main Pass I	300’	F&G L780-II	Gulf of Mexico	Yes	Contracted	early Jul 04	late Jun 05		Dayrate adjusted monthly based on market dayrate; dayrate for Jun 05 estimated in high $50s
30	GSF Main Pass IV	300’	F&G L780-II	Gulf of Mexico	Yes	Committed	early Jun 05	late Jul 05	low $60s
31	GSF Key Gibraltar	300’	MLT 84-C (modified)	Thailand		Contracted	early Oct 04	mid Oct 05		Dayrate adjusted every three months based on market dayrate; dayrate for Apr 05 thru Jun 05 estimated in high $60s
32	GSF Key Hawaii	300’	Mitsui 300-C	Qatar	Yes	Contracted	early Dec 04	late Nov 06	low $50s
33	GSF Key Manhattan	350’	MLT 116-C	Egypt		Contracted	early Jul 04	early Jul 06	high $50s
34	GSF Key Singapore	350’	MLT 116-C	Egypt	Yes	Contracted	early Jun 05	late May 06	low $70s
35	GSF Magellan	350’	F&G L-780 Mod V	UK North Sea		Contracted	early Dec 04	late Feb 06	low $90s	(Market dayrate will apply late Sep 05 to late Feb 06); followed by 1-year commitment (first 5-months in low $140s; last 7 months in mid $140s)
36	GSF Monarch	350’	F&G L-780 Mod V	UK North Sea	Yes	Contracted	early Jun 05	late Apr 07		(first year in low $70s; second year in mid $70s)
37	GSF Monitor	350’	F&G L-780 Mod V	Trinidad		Contracted	mid Jan 05	mid Jan 06	low $70s
38	GSF Parameswara	300’	Baker Marine BMC 300 IC	Indonesia	Yes	Contracted	late Oct 02	mid Dec 05	low $70s	2-week survey early May 05
39	GSF Rig 103	250’	MLT 52-C	Qatar		Contracted	early Oct 04	late Sep 06	high $40s
40	GSF Rig 105	250’	MLT 52-C	Gulf of Suez	Yes	Contracted	mid Dec 04	mid Jun 05	mid $30s	Followed by 12-month commitment in high $40s
41	GSF Rig 124	250’	Modec 200C-45	Gulf of Suez		Contracted	early Oct 04	late Jul 05	mid $30s	Followed by 4-month contract in low $40s
42	GSF Rig 127	250’	F&G L-780 Mod II	Qatar		Contracted	early Jun 04	late May 06	high $40s
43	GSF Rig 134	300’	F&G L-780 Mod II	Malaysia		Contracted	early Oct 04	mid Oct 05	mid $50s
44	GSF Rig 136	300’	F&G L-780 Mod II	Indonesia		Contracted	early Jun 04	late Oct 05	low $60s	Upgrades early Jan 05 thru mid Jan 05; 1-week survey early Oct 05
45	GSF Rig 141	250’	MLT 82-SD-C	Gulf of Suez	Yes	Contracted	early May 05	late Jul 05	mid $40s	Followed by 2-month commitment in high $70s; followed by 3-month contract in mid $40s

GlobalSantaFe Fleet Status

as of 06.02.05

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
SEMISUBMERSIBLES (11)
1	GSF Aleutian Key	2,300’	F&G Enhanced Pacesetter	Gabon	Yes	Contracted	early May 05	late Jul 05	low $90s	Followed by 1-month commitment in mid $130s (idle 2-weeks in Apr 05)
2	GSF Arctic I	3,400’	F&G L-907	MOB	Yes	MOB to GOM	early Jun 05	late Jun 05		Followed by 1-year contract in mid $160s
3	GSF Arctic II	1,200’	F&G L-907	UK North Sea		Cold stacked		early Aug 05		Followed by 2-month commitment in mid $160s
4	GSF Arctic III	1,800’	F&G L-907	UK North Sea	Yes	Contracted	mid May 05	mid Sep 05	mid $110s	Followed by 3-week survey mid Sep 05; followed by 3-month commitment in low $100s; followed by 1-year commitment in low $150s
5	GSF Arctic IV	1,800’	F&G L-907	UK North Sea		Contracted	early Apr 05	late Jan 06	high $60s
6	GSF Celtic Sea	5,750’	F&G L-907	Gulf of Mexico	Yes	Contracted	early Mar 05	mid Sep 05	low $80s	Followed by 2-month commitment in low $100s; followed by 2-month option with max dayrate of $100; followed by 4-month commitment in mid $170s
7	GSF Development Driller I	7,500’	F&G ExD	MOB		MOB to GOM				Followed by 2-year contract in low $210s commencing mid Jul 2005
8	GSF Development Driller II	7,500’	F&G ExD	Gulf of Mexico	Yes	Contracted				3-year contract in mid $180s commencing early Jul 2005 in GOM
9	GSF Grand Banks	1,500’	AKER H-3.2	East Canada	Yes	Contracted	early Jul 03	mid Jan 06	$107
10	GSF Rig 135	2,400’	F&G 9500 Enhanced Pacesetter	Equatorial Guinea		Contracted	early Mar 05	late Aug 05	mid $120s
11	GSF Rig 140	2,400’	F&G 9500 Enhanced Pacesetter	UK North Sea	Yes	Contracted	mid May 05	mid Nov 05	high $50s	Followed by 1 1/2-month contract in low $50s
DRILLSHIPS (3)
1	GSF C.R. Luigs	9,000’	GMDC	Gulf of Mexico		Contracted	mid Mar 05	mid Jun 05	mid $160s	Followed by 3-month contract in low $180s; followed by 1-year contract in mid $220s
2	GSF Explorer	7,800’	GMDC	MOB		MOB to Turkey	early Apr 05	mid Jun 05	low $100s	Followed by mid Jun - late Sep contract in mid $130s; followed by Oct-Nov MOB to GOM at $100; followed by 1-year contract in mid $230s (Dayrate revenues during MOB to Turkey to be amortized over mid Jun to late Sep contract in Turkey)
3	GSF Jack Ryan	8,000’	GMDC	Angola	Yes	Contracted	mid Mar 05	mid Mar 06	low $200s	Followed by 6-month contract in mid $240s; followed by 6-month option in mid $260s; followed by 2-year commitment in high $290s

	Operated by Joint Venture (2)	Rated Drilling Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
1	Dada Gorgud	1,557’	F&G Pacesetter	Caspian Sea		Contracted	mid Mar 00	late Dec 06	$107
2	Istiglal	2,297’	F&G Pacesetter	Caspian Sea		Available	early Sep 04

* Customer commitments referred to in this column are evidenced by formal contracts only when so noted.

There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments.

In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

In addition to the dayrate revenues set forth in this fleet status table, the company receives miscellaneous revenues not included in the table. During the first quarter 2005, miscellaneous revenues were approximately 33.9 million, including 11.7 million of cost reimbursements. The revenues were the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. We anticipate similar amounts of miscellaneous revenues in upcoming quarters, but such revenues could vary due to the type of services requested.

Forward-Looking Statements

Under the Private Securities Litigation Reform Act of 1995, companies are provided a “safe harbor” for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as: (a) our anticipation that miscellaneous revenues in upcoming quarters will be similar to those in the first quarter of fiscal 2005; (b) estimated dayrates (c) current term, start and end dates of contracts; (d) periods in which rigs will be cold stacked; and (e) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to: (a) competition for qualified personnel; (b) the cyclic nature of the oil and gas business; (c) industry fleet capacity; and (d) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

We disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000—53,999

mid = 4, 5, 6.999 ie: 54,000—56,999

high = 7, 8, 9.999 ie: 57,000—59,999

Cold Stacked = a rig which is removed from service, the crew is released, and little or no scheduled maintenance is performed in anticipation of a prolonged period before the rig reenters service.